UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 2, 2005


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


         Louisiana                    0-22303                    72-1147390
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Other Events.

     On February 2, 2005, the Board of Directors approved the following annual compensation for the Named Executive Officers and Directors for the year 2005:
Salary for Kerry J. Chauvin, Chairman, President and CEO will be $385,000; salary for Kirk J. Meche, Executive Vice-President-Operations and President of Gulf Island, L.L.C. will be $190,000; salary for Murphy A. Bourke, Executive Vice-President-Marketing will be $190,000; salary for Joseph P. Gallagher, III will be $172,000. In addition, for 2005 the executive officer bonuses will be computed as a percentage of the consolidated income before taxes and before the deduction of the bonuses. The applicable bonus percentages for Messrs. Chauvin, Meche, Bourke and Gallagher will be 1.02%, .18%, .43% and .41%, respectively. Mr. Meche will receive an additional bonus of .40% of Gulf Island, L.L.C.'s separate income before taxes and before the deduction of this bonus.

     In 2005, each non-employee director, except the Chairman of the Audit Committee, will receive an annual fee of $16,500 for his services as a director, a fee of $1,500 for each board or committee meeting attended in person, and a fee of $1,000 for each board or committee meeting in which the director participates via telephone conference call. The Chairman of the Audit Committee will receive an annual fee of $18,500 with the same attendance fees as the other non-employee directors. A copy of the Named Executive Officer and Director Compensation for the year ended December 31, 2005 is attached as Exhibit 10.11.


Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

               The following exhibit is filed herewith:

               Exhibit No.     Description
               10.11           Named Executive Officer and Director Compensation
                               for the year ended December 31, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GULF ISLAND FABRICATION, INC.

                                           By:    /s/ Joseph P. Gallagher, III
                                              ----------------------------------
                                                   Joseph P. Gallagher, III
                                                   Vice President - Finance,
                                                    Chief Financial Officer
                                                         and Treasurer
                                                  (Principal Financial Officer
                                                   and Duly Authorized Officer)

Dated: February 4, 2005